OPTIMUM FUND TRUST

Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
(each, a “Fund” and collectively, the "Funds")

Supplement to the Funds’ Prospectuses
dated July 29, 2010

For Optimum Large Cap Value Fund only:

The Board of Trustees of the Fund has approved the appointment of Herndon Capital Management, LLC (“Herndon”) as a sub-adviser to the Fund. Herndon will replace TCW Investment Management Company (“TCW”) as a sub-adviser, and it is currently anticipated that Herndon will begin serving as a sub-adviser on the sleeve of the Fund currently managed by TCW on or about October 14, 2010.

In connection with Herndon’s appointment as a sub-adviser, the following replaces the information in the sections of the Fund's prospectuses entitled "Fund summary: Optimum Large Cap Value Fund - What are the Fund's principal investment strategies?" and "Fund summary: Optimum Large Cap Value Fund – Who manages the Fund – Sub-advisers:

What are the Fund's principal investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of large market capitalization companies (80% policy). This policy may be changed only upon 60 days’ prior notice to shareholders. For purposes of this Fund, large market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 1000® Value Index. As of June 30, 2010, the Russell 1000 Value Index had a market capitalization range between $335 million and $268 billion. The market capitalization range for this Index will change on a periodic basis. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment. Companies whose market capitalization no longer meets this definition after purchase continue to be considered to have a large capitalization for purposes of this 80% policy.

The Fund intends to invest primarily in common stocks of U.S. companies, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth and income, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund’s investment objective, the Fund may also invest in foreign securities, including ADRs and other depositary receipts and shares; futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund’s manager, Delaware Management Company (Manager), has selected Massachusetts Financial Services Company (MFS) and Herndon Capital Management, LLC (Herndon), to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day investment management of the portion of the Fund’s assets that the Manager allocates to the sub-adviser. The Manager may change the allocation at any time. The relative values of each sub-adviser’s share of the Fund’s assets also may change over time. Each sub-adviser selects investments for its portion of the Fund based on its own investment style and strategy.

MFS focuses on investing the Fund’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. MFS uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality and other factors may also be considered.

In managing its portion of the Fund’s assets, Herndon combines a value-oriented approach with fundamental analysis to seek to identify companies primarily from the Russell 1000 Index that they believe have strong fundamentals and are undervalued relative to other companies comprising the Russell 1000 Index.  Value companies tend to have stock prices that are low relative to their earnings, dividends, assets or other financial measures.  Companies that meet minimum capitalization and quality screens are evaluated and ranked based on a number of fundamental metrics. Herndon seeks to construct a portfolio that it believes has favorable characteristics relative to the Russell 1000 Index, including higher quality, higher dividend growth rates, lower valuation, stronger earnings growth, and lower volatility.  To manage risk, Herndon seeks to limit sector and security exposure, maintain sector diversification, maintain a bias towards liquidity and adhere to a disciplined sell process.

In response to market, economic, political, or other conditions, a sub-adviser may temporarily use a different investment strategy for defensive purposes. If a sub-adviser does so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective. The Fund’s investment objective is nonfundamental and may be changed without shareholder approval. However, the Fund’s Board of Trustees must approve any changes to nonfundamental investment objectives, and the Fund will notify shareholders at least 60 days prior to a material change in the Fund’s objective.

Who manages the Fund – Sub-advisers

Herndon Capital Management, LLC (Herndon)

Portfolio Manager	Title with Herndon	Start date on the Fund
Randell Cain, CFA	Principal, Portfolio Manager	October 2010

Massachusetts Financial Services Company (MFS)

Portfolio Manager	Title with MFS	Start date on the Fund
Steven R. Gorham	Investment Officer	August 2003
Nevin P. Chitkara	Investment Officer	May 2006

In addition, the following replaces the information in the section of the Fund's prospectuses entitled, "Who manages the Funds? – Large Cap Value Fund":

Large Cap Value Fund

Herndon Capital Management, LLC (Herndon), located at Herndon Plaza, 100 Auburn Avenue, Suite 300, Atlanta, GA 30303, is an institutional investment management firm specializing in large capitalization equity strategies.  Herndon was founded and registered as an investment adviser in 2001. As of June 30, 2010, Herndon had approximately $1.4 billion in assets under management. Herndon has held its Fund responsibilities since October 2010.

Randell Cain, CFA, has primary responsibility for the day-to-day portfolio management of Herndon’s share of the Fund’s assets. Mr. Cain is a Principal and Portfolio Manager at Herndon, and has been employed by Herndon since 2002. Mr. Cain has held his Fund responsibilities since October 2010.

Massachusetts Financial Services Company (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. As of March 31, 2010, net assets under management of the MFS organization were approximately, $191 billion. MFS has held its Fund responsibilities since the Fund’s inception.

Steven R. Gorham, Investment Officer, and Nevin P. Chitkara, Investment Officer, have primary responsibility for the day-to-day portfolio management of MFS’ share of the Fund’s assets. Messrs. Gorham and Chitkara have been employed in the investment area of MFS since 1992 and 1997, respectively. Messrs. Gorham and Chitkara have held their Fund responsibilities since the inception of the Fund and May 2006, respectively.

For Optimum Small-Mid Cap Growth Fund only:

The following replaces the information in the section of the Fund's prospectuses entitled "Fund summary: Optimum Small-Mid Cap Growth Fund – Who manages the Fund – Sub-advisers:

Who manages the Fund – Sub-advisers

Columbia Wanger Asset Management, L.P. (Columbia WAM)

Portfolio Manager	Title with Columbia WAM	Start date on the Fund
Robert A. Mohn	Portfolio Manager	August 2003
Robert A. Chalupnik, CFA	Portfolio Manager	October 2010

Wellington Management Company, LLP (Wellington Management)

Portfolio Manager	Title with Wellington Management	Start date on the Fund
Steven C. Angeli, CFA	Senior Vice President and Equity Portfolio Manager	June 2008

The following replaces the first two paragraphs in the section of the Fund’s prospectuses entitled, "Who manages the Funds? - Small-Mid Cap Growth Fund":

Small-Mid Cap Growth Fund

Columbia Wanger Asset Management, LLC (Columbia WAM), located at 227 West Monroe Street, Suite 3000, Chicago, IL 60606, is a registered investment adviser and is a wholly owned subsidiary of Ameriprise Financial, Inc. As of June 30, 2010, Columbia WAM had approximately $26 billion in assets under management. In addition to serving as an investment adviser to mutual funds, Columbia WAM acts as an investment manager for other institutional accounts. Columbia WAM has held its Fund responsibilities since the Fund’s inception.

Robert A. Mohn and Robert A. Chalupnik, CFA, portfolio managers with Columbia WAM, are primarily responsible for the day-to-day management of Columbia WAM’s share of the Fund’s assets. Mr. Mohn has been a member of the domestic analytical team at Columbia WAM and its predecessor since 1992 and has been a portfolio manager since 1996. He has held his Fund responsibilities since the Fund’s inception. Mr. Chalupnik is a domestic analyst at Columbia WAM and joined the firm in 1998. He holds the Chartered Financial Analyst designation and has held his Fund responsibilities since October 2010.

Please keep this supplement for future reference.

This Supplement is dated September 27, 2010.